                                                             EXHIBIT 23(a)(i)(b)

                               AMENDED SCHEDULE A

                                       TO

    AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF WT MUTUAL FUND

                         SCHEDULE OF SERIES AND CLASSES

                           AS AMENDED JANUARY 30, 2006

PORTFOLIO                                                       CLASS OF SHARES
---------                                                       ---------------
1.   Roxbury Mid-Cap Fund                                       Institutional
                                                                Investor
2.   Roxbury Small-Cap Growth Fund                              Institutional
                                                                Investor
3.   Roxbury Micro-Cap Fund                                     Institutional
                                                                Investor
4.   Wilmington Broad Market Bond Fund                          Institutional
                                                                Investor
5.   Wilmington Large-Cap Core Fund                             Institutional
                                                                Investor
6.   Wilmington Large-Cap Growth Fund                           Institutional
                                                                Investor
7.   Wilmington Multi-Manager Large-Cap Fund                    Institutional
                                                                Investor
                                                                Service
8.   Wilmington Multi-Manager Mid-Cap Fund                      Institutional
                                                                Investor
                                                                Service
9.   Wilmington Multi-Manager Small-Cap Fund                    Institutional
                                                                Investor
                                                                Service
10.  Wilmington Multi-Manager International Fund                Institutional
                                                                Investor
11.  Wilmington Multi-Manager Real Estate Securities Fund       Institutional
                                                                Investor
12.  Wilmington Large-Cap Value Fund                            Institutional
                                                                Investor
13.  Wilmington Municipal Bond Fund                             Institutional
                                                                Investor
14.  Wilmington Prime Money Market Fund                         Investor
                                                                Service
15.  Wilmington Short-Term Bond Fund                            Institutional
                                                                Investor

PORTFOLIO                                                       CLASS OF SHARES
---------                                                       ---------------
16.  Wilmington Short/Intermediate Bond Portfolio               Institutional
                                                                Investor
17.  Wilmington Small-Cap Core Fund                             Institutional
                                                                Investor
18.  Wilmington Tax-Exempt Money Market Fund                    Investor
                                                                Service
19.  Wilmington U.S. Government Money Market Fund               Investor
                                                                Service
20.  Wilmington Mid-Cap Core Fund                               Institutional
                                                                Investor
21.  Wilmington Small-Cap Growth Fund                           Institutional
                                                                Investor
22.  Wilmington Small-Cap Value Fund                            Institutional
                                                                Investor
23.  Wilmington ETF Allocation Fund                             Institutional
                                                                Investor
24.  Wilmington Aggressive Asset Allocation Fund                Institutional
                                                                Investor
25.  Wilmington Moderate Asset Allocation Fund                  Institutional
                                                                Investor
26.  Wilmington Conservative Asset Allocation Fund              Institutional
                                                                Investor
27.  Wilmington Tax-Managed Cap-Free Fund                       Institutional
                                                                Investor

                                      A-2